Exhibit 31.2

     CERTIFICATION PURSUANT TO RULE 13A-14(A) OR 15D-14(A) OF THE SECURITIES EXCHANGE ACT OF
1934, AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, David L. Felsenthal, certify that:

1.	I have reviewed this quarterly report on Form 10-Q of The Advisory Board Company;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the consolidated financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of The Advisory Board Company as of, and for, the periods presented in this report;

4.	The Advisory Board Company’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for The Advisory Board Company and we have:

d)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to The Advisory Board Company, including its consolidated subsidiaries, is made known to us by others within these entities, particularly during the period in which this report is being prepared;

e)	Evaluated the effectiveness of The Advisory Board Company’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

f)	Disclosed in this report any change in The Advisory Board Company’s internal control over financial reporting that occurred during The Advisory Board Company’s second fiscal quarter that has materially affected, or is reasonable likely to materially affect, The Advisory Board Company’s internal control over financial reporting; and

6.	The Advisory Board Company’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to The Advisory Board Company’s auditors and the audit committee of The Advisory Board Company’s board of directors:

a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect The Advisory Board Company’s ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in The Advisory Board Company’s internal control over financial reporting.

Date: November 13, 2003

/s/ David L. Felsenthal
David L. Felsenthal
Chief Financial Officer, Secretary and Treasurer